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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                               ------------------------

                                       FORM 8-K

                               ------------------------

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           Date of Report (Date of earliest event reported): JULY 10, 1997
                                                             -------------



                           CLAREMONT TECHNOLOGY GROUP, INC.
                (Exact name of registrant as specified in its charter)

                                       0-28654
                               (Commission File Number)

           Oregon                                     93-1004490
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

    1600 NW Compton Drive, Suite 210
           Beaverton, Oregon                            97006
(Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area code:  503-690-4000



The index to exhibits appears on page 2 of this document.


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                           CLAREMONT TECHNOLOGY GROUP, INC.
                                       FORM 8-K
                                        INDEX


Item          Description                                                Page
----          -----------                                                ----
Item 2.       Acquisition or Disposition of Assets                         2

Item 7.       Financial Statements and Exhibits                            2

Signatures                                                                 3


                                          1
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) As of July 10, 1997, Claremont Acquisition Corporation (the "Subsidiary"), a wholly owned subsidiary of Claremont Technology Group, Inc. (the "Company"), effected a merger with OpTex, Inc., an Ohio corporation ("OpTex"), with OpTex being the surviving corporation in the merger. OpTex shareholders received a total of $1.0 million in cash, paid out of the Company's existing cash balances, and 240,000 shares of unregistered common stock of the Company. 120,000 of the 240,000 shares of common stock have been placed in escrow and will be disbursed in 1998 and 1999 based on certain revenue and operating profit goals for OpTex being achieved. The consideration paid was determined based on an assessment of the fair value of the business and assets acquired.

    There was no previous relationship between OpTex and the Company, including the Subsidiary, nor any of the Company's affiliates, officers or directors.

(b) Assets acquired in the merger include miscellaneous office and computer equipment used in the course of OpTex's consulting business. The Company intends to continue such use of the assets.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT       DESCRIPTION
2.1           Agreement and Plan of Merger By and Among Claremont Technology
              Group, Inc., Claremont Acquisition Corporation, OpTex, Inc.,
              Michael L. Johnson, Michael A. Guider, Juli A. Shivley, Richard
              E. Brown, Laura Henderson and Michael Lininger, dated July 10,
              1997.

2.2 Escrow Agreement by and among Claremont Technology Group, Inc., First Trust National Association, as an escrow agent, and Michael
              L. Johnson in his capacity as the Shareholder Representative for OpTex, Inc., dated July 10, 1997.



                                          2
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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 25, 1997                    CLAREMONT TECHNOLOGY GROUP, INC.

                                       By: /s/ PAUL J. COSGRAVE
                                          ---------------------------------
                                       Paul J. Cosgrave
                                       Chairman of the Board, President and
                                       Chief Executive Officer
                                       (Principal Executive Officer)


                                       By: /s/ DENNIS M. GOETT
                                          ---------------------------------
                                       Dennis M. Goett
                                       Chief Financial Officer and Director
                                       (Principal Financial and Accounting
                                       Officer)


                                          3